Exhibit 10.5

EXECUTION COPY

OMNIBUS OFFERING PROCEEDS NOTE SUBORDINATION AGREEMENT dated as of March 13, 2007, among LEVEL 3 COMMUNICATIONS, INC. (“Level 3”), LEVEL 3 FINANCING, INC. (the “Borrower”), LEVEL 3 COMMUNICATIONS, LLC (“Level 3 LLC”), each Subsidiary that becomes party hereto as provided in Section 4.12 hereof (each such Subsidiary and Level 3 LLC being called, individually, an “Intercompany Obligor”, and collectively, the “Intercompany Obligors”), the BORROWER in its capacity as obligee of the Offering Proceeds Notes (as defined below), and each Subsidiary that becomes party hereto as provided in Section 4.13 hereof (each such Subsidiary, Level 3 and the BORROWER in its capacity as obligee of the Offering Proceeds Notes individually, a “Subordinated Lender”, and collectively, the “Subordinated Lenders”).

Reference is made to (a) the Credit Agreement dated as of March 13, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, Level 3, the Lenders party thereto and Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent (in such capacity, the “Administrative Agent”), (b) the intercompany demand notes listed on Schedule I (each such note, and any additional intercompany demand note deemed to be included on such schedule pursuant to Section 4.14, being called an “Offering Proceeds Note” and, collectively, the “Offering Proceeds Notes”), (c) the amended and restated intercompany demand note dated March 13, 2007, in an initial principal amount equal to $1,400,000,000, issued by Level 3 LLC to the Borrower, (such note, as it may be amended from time to time pursuant to Sections 9.02(d) and 6.11 of the Credit Agreement, together with any additional loan proceeds notes issued to evidence additional Indebtedness incurred by the Borrower in connection with additional loans made pursuant to Section 9.02(d) of the Credit Agreement, the “Loan Proceeds Note”), (d) the parent intercompany note subordination agreements among the Borrower, Level 3 LLC, each Intercompany Obligor party thereto, each subordinated lender party thereto and Level 3, each related to an Offering Proceeds Note (the “Parent Intercompany Note Subordination Agreements”) and (e) the offering proceeds note subordination agreements listed on Schedule II (the “Existing Offering Proceeds Note Subordination Agreements”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to provide to the Borrower, upon the terms and subject to the conditions set forth in the Credit Agreement, secured term loans (the “Term Loans” and, together with any additional loan provided pursuant to Section 9.02(d) of the Credit Agreement, the “Loans”) guaranteed on a secured unsubordinated basis by Level 3. In order to induce the Lenders to provide the Term Loans, the Borrower has agreed that, pursuant to the Collateral Agreement, it shall pledge all its rights, title and interest in, to and under the Loan Proceeds Note and the Loan Proceeds Note Collateral Agreement to the Collateral Agent. Additionally, upon the incurrence of certain intercompany indebtedness (including, without limitation, any guarantee of any Offering Proceeds Note), the Credit Agreement requires Restricted Subsidiaries of Level 3 (other than the Borrower) to guarantee the Loan Proceeds Note (each such guarantee, a “Loan Proceeds Note Guarantee”, and each such Restricted Subsidiary that provides such a guarantee, a “Loan Proceeds Note Guarantor”) and to subordinate, in any bankruptcy, liquidation or winding up proceeding, their obligations with respect to such newly incurred indebtedness to their obligations with respect to their Loan Proceeds Note Guarantee. Loan Proceeds Note Guarantors required to provide subordination with respect to intercompany indebtedness and the creditors on such indebtedness are required to become parties to this Agreement, if they are not yet parties. In order to comply with the terms of the Credit Agreement, Level 3, the Borrower and Level 3 LLC are willing to execute and deliver this Agreement. Accordingly, Level 3, the Borrower (in its capacity as a Subordinated Lender as obligee of the Offering Proceeds Notes), and Level 3 LLC, as an Intercompany Obligor, hereby agree as follows:

ARTICLE I

Subordination

SECTION 1.1. Subordination. Each Subordinated Lender hereby agrees that all obligations in respect of any Indebtedness (including, without limitation, any Offering Proceeds Note and any guarantee of any Offering Proceeds Note) owed to such Subordinated Lender by any Intercompany Obligor, including all obligations in respect of principal, premium (if any), interest, amounts owed under Guarantees and all other amounts in respect thereof (including any payment by reason of subordination of any Indebtedness owed to such Subordinated Lender to any Indebtedness subordinated hereby) (all the foregoing being collectively called the “Subordinated Obligations”), are subordinate and junior in right of payment, to the extent and in the manner provided in this Article I, to the prior payment in full in cash of all obligations of such Intercompany Obligor in respect of (a) the Loan Proceeds Note and (b) any Guarantees by such Intercompany Obligor of the Obligations, including all obligations in respect of principal, premium (if any), interest (including interest arising after the commencement of a bankruptcy or other proceeding, whether or not such a claim is permitted in such proceeding) and all other amounts in respect thereof (collectively, the “Senior Obligations”).

SECTION 1.2. Subordination in the Event of Dissolution or Insolvency of any Intercompany Obligor. Upon any distribution of the assets of any Intercompany Obligor in connection with its dissolution or insolvency or upon any dissolution, winding up, liquidation or reorganization of any Intercompany Obligor, whether in bankruptcy, insolvency, reorganization, arrangement or receivership or similar proceedings, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Intercompany Obligor:

(a) the Borrower and the Collateral Agent shall first be entitled to receive payment in full in cash of the Senior Obligations of such Intercompany Obligor in accordance with the terms of such Senior Obligations before any Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Obligations

(including any payment by reason of subordination of any Indebtedness to any Subordinated Obligation) owed by such Intercompany Obligor to such Subordinated Lender, whether as principal, premium (if any), interest or otherwise; and

(b) any payment by, or distribution of the assets of, such Intercompany Obligor of any kind or character (including any payment by reason of subordination of any Indebtedness to any Subordinated Obligation), whether in cash, property or securities, to which any Subordinated Lender would be entitled except for the provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Borrower or the Collateral Agent to the extent necessary to make payment in full in cash of all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Borrower in respect of the Senior Obligations.

In the event of any proceeding involving any Intercompany Obligor under any bankruptcy, insolvency, reorganization, receivership or similar law, each Subordinated Lender agrees, until the indefeasible payment in full of all monetary Senior Obligations, not to ask, demand, sue for or take or receive from any Intercompany Obligor in cash, securities or other property or by setoff, purchase or redemption (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Obligations owed to such Subordinated Lender (other than payments permitted pursuant to clause (b) above) and agrees that in connection with any proceeding involving any Intercompany Obligor under any bankruptcy, insolvency, reorganization, receivership or similar law (i) the Borrower is irrevocably authorized and empowered (in its own name or in the name of such Intercompany Obligor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the applicable Subordinated Obligations and enforcing any security interest or other lien securing payment of such Subordinated Obligations) as the Borrower may deem necessary or advisable for the exercise or enforcement of any of its rights or interests and (ii) each Subordinated Lender shall duly and promptly take such action as the Borrower may reasonably request to (A) collect amounts in respect of the applicable Subordinated Obligations for the account of the Borrower and to file appropriate claims or proofs of claim in respect of such Subordinated Obligations, (B) execute and deliver to the Borrower such irrevocable powers of attorney, assignments or other instruments as the Borrower may reasonably request in order to enable the Borrower to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the applicable Subordinated Obligations and (C) collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the applicable Subordinated Obligations. A copy of this Agreement may be filed with any court as evidence of the Borrower’s right, power and authority hereunder.

SECTION 1.3. Certain Payments Held in Trust. In the event that any payment by, or distribution of the assets of, any Intercompany Obligor of any kind or character (including any payment by reason of subordination of any Indebtedness to any Subordinated Obligations), whether in cash, property or securities, and whether directly or otherwise, shall be received by or on behalf of any Subordinated Lender at a time when such payment is prohibited by this Agreement, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, the Borrower or the Collateral Agent to the extent necessary to make payment in full in cash of all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Borrower or the Collateral Agent in respect of such Senior Obligations.

SECTION 1.4. Subrogation. Subject to the prior indefeasible payment in full in cash of the Senior Obligations, each Subordinated Lender shall be subrogated to the rights of the Borrower to receive payments or distributions in cash, property or securities of each applicable Intercompany Obligor in respect of the Senior Obligations until all amounts owing on the applicable Subordinated Obligations shall be paid in full, and as between and among an Intercompany Obligor, its creditors (other than the Borrower) and the applicable Subordinated Lender, no such payment or distribution made to the Borrower by virtue of this Agreement that otherwise would have been made to such Subordinated Lender shall be deemed to be a payment by such Intercompany Obligor on account of such Subordinated Obligations, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Lenders, on the one hand, and the Borrower, on the other hand.

ARTICLE II

Other Matters Regarding the Subordinated Obligations

SECTION 2.1. Other Creditors. Except in the limited circumstances set forth in Article I, nothing contained in this Agreement is intended to or shall impair, as between and among an Intercompany Obligor, its creditors and any Subordinated Lender, the obligations of such Intercompany Obligor to pay to such Subordinated Lender the Subordinated Obligations of such Intercompany Obligor as and when the same shall become payable in accordance with the terms thereof, or affect the relative rights of such Subordinated Lender and the other creditors of such Intercompany Obligor.

SECTION 2.2. Proofs of Claims. In the event of any dissolution, winding up, liquidation or reorganization of any Intercompany Obligor, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Intercompany Obligor, each Subordinated Lender agrees to file proofs of claim for the Subordinated Obligations owed to it upon demand of the Borrower, in default of which the Borrower or an authorized representative of the Borrower is hereby irrevocably authorized so to file in order to effectuate the provisions hereof. This Section shall not be construed to permit any Subordinated Lender to retain any payment received by it in respect of a Subordinated Obligation (including any payment by reason of subordination of any Indebtedness to any Subordinated Obligation) that such Subordinated Lender is not entitled to receive and retain under any other provision of this Agreement.

SECTION 2.3. Waivers. (a) Each Subordinated Lender waives the right to compel any assets or property of any Intercompany Obligor or the assets or property of any Loan Proceeds Note Guarantor or any other Person to be applied in any particular order to discharge the Senior Obligations. Each Subordinated Lender expressly waives the right to require the Borrower to proceed against any Intercompany Obligor, any Loan Proceeds Note Guarantor or any other Person, or to pursue any other remedy in the Borrower’s power which such Subordinated Lender cannot pursue and which would lighten such Subordinated Lender’s burden, notwithstanding that the failure of the Borrower to do so may thereby prejudice such Subordinated Lender. Each Subordinated Lender agrees that it shall not be discharged, exonerated or have its obligations hereunder to the Borrower reduced (i) by the Borrower’s delay in proceeding against or enforcing any remedy against any Intercompany Obligor, any Loan Proceeds Note Guarantor or any other Person; (ii) by the Borrower releasing any Intercompany Obligor, any Loan Proceeds Note Guarantor or any other Person from all or any part of the Senior Obligations; or (iii) by the discharge of any Intercompany Obligor, any Loan Proceeds Note Guarantor or any other Person by operation of law or otherwise, with or without the intervention or omission of the Borrower, in each case unless all Senior Obligations due to the Borrower have been indefeasibly paid in full in cash. The Borrower’s vote to accept or reject any plan of reorganization relating to any Intercompany Obligor, any Loan Proceeds Note Guarantor or any other Person, or the Borrower’s receipt on account of all or part of the Senior Obligations of any cash, securities or other property distributed in any bankruptcy, reorganization, or insolvency case, shall not discharge, exonerate, or reduce the obligations of any Subordinated Lender hereunder to the Borrower, in each case unless all Senior Obligations have been indefeasibly paid in full in cash.

(b) Each Subordinated Lender waives all rights and defenses arising out of an election of remedies by the Borrower, even though that election of remedies, including, without limitation, any nonjudicial foreclosure with respect to security for the Senior Obligations, has impaired the value of such Subordinated Lender’s rights of subrogation, reimbursement, or contribution against any Intercompany Obligor, any Loan Proceeds Note Guarantor or any other Person. Each Subordinated Lender expressly waives any rights or defenses it may have by reason of protection afforded to any Intercompany Obligor, any Loan Proceeds Note Guarantor or any other Person with respect to the Senior Obligations pursuant to any anti-deficiency laws or other laws of similar import which limit or discharge the principal debtor’s indebtedness upon judicial or nonjudicial foreclosure of real property or personal property collateral for the Senior Obligations, if any.

(c) Each Subordinated Lender agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of the Senior Obligations made by the Borrower may be rescinded in whole or in part by the Borrower, and any Senior Obligation may be continued, and the Senior

Obligations, or the liability of any Intercompany Obligor or any Loan Proceeds Note Guarantor or any other party upon or for any part thereof, or any Guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Borrower, in each case without notice to or further assent by such Subordinated Lender, which will remain bound under this Agreement and without impairing, abridging, releasing or affecting the subordination and other agreements provided for herein.

(d) Each Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Borrower upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between any Intercompany Obligor and the Borrower shall be deemed to have been consummated in reliance upon this Agreement. Each Subordinated Lender acknowledges and agrees that the Borrower has relied upon the subordination and other agreements provided for herein in consenting to this Agreement. Each Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

SECTION 2.4. Legend. Any and all instruments or records now or hereafter creating or evidencing the Subordinated Obligations, whether upon refunding, extension, renewal, refinancing, replacement or otherwise, shall contain the following legend:

“Notwithstanding anything contained herein to the contrary, neither the principal of nor the interest on, nor any other amounts payable in respect of, the indebtedness created or evidenced by this instrument or record shall become due or be paid or payable, except to the extent permitted under the Omnibus Offering Proceeds Note Subordination Agreement dated March 13, 2007, among Level 3 Communications, Inc., any additional Subordinated Lenders party thereto, Level 3 Communications, LLC, any additional Intercompany Obligors party thereto and Level 3 Financing, Inc., which Omnibus Offering Proceeds Note Subordination Agreement is incorporated herein with the same effect as if fully set forth herein.”

SECTION 2.5. Transfer of Subordinated Obligations. Each Subordinated Lender agrees that it will not sell, assign, transfer or otherwise dispose of all or any part of the Subordinated Obligations owed to it unless the Person to whom such sale, assignment, transfer or disposition is made shall acknowledge in writing (delivered to the Borrower and the Purchasers) that it shall be bound by the terms of this Agreement to the same extent as such Subordinated Lender, including the terms of this Section 2.5, as though it is a party hereto as of the date hereof.

SECTION 2.6. Obligations Hereunder Not Affected. (a) All rights and interests of the Borrower hereunder, and all agreements and obligations of each Subordinated Lender hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of the Loan Proceeds Note, the Credit Agreement or any document contemplated thereby;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or consent to departure from the Loan Proceeds Note;

(iii) any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of, or consent to departure from, any Loan Proceeds Note Guarantee; or

(iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Intercompany Obligor in respect of its Senior Obligations or of any Subordinated Lender in respect of this Agreement.

(b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Senior Obligations or any part thereof is rescinded or must otherwise be returned by the Borrower upon the insolvency, bankruptcy or reorganization of any Intercompany Obligor or otherwise, all as though such payment had not been made.

ARTICLE III

Representations and Warranties of the Subordinated Lenders

Each Subordinated Lender represents and warrants to the Borrower that:

(a) It is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(b) The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby are within its powers, have been duly authorized by all necessary action on its part, require no action by or in respect of, or filing with, any court or governmental or regulatory body or agency (other than such as have been duly taken or made) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation or by-laws (or other organizational documents, as applicable) or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its subsidiaries.

(c) This Agreement constitutes a valid and binding agreement of such Subordinated Lender, enforceable against such Subordinated Lender in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

ARTICLE IV

Miscellaneous

SECTION 4.1. Notices. All communications and notices hereunder shall be in writing and shall be mailed or delivered and sent by fax and confirmed at 1025 Eldorado Boulevard, Broomfield, Colorado 80021, attention: General Counsel (Telecopy No. 720-888-5127; Telephone Confirm 720-888-2505), with a copy in like manner to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, North Tower, New York, New York, 10080 (Telecopy No. 212-449-9435).

SECTION 4.2. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All representations, warranties, promises and agreements by or on behalf of each Subordinated Lender and each Intercompany Obligor that are contained in this Agreement shall bind its successors and assigns and inure to the benefit of the Borrower and the successors and assigns of the Borrower (including the Collateral Agent as assignee of the rights of the Borrower hereunder pursuant to the Collateral Agreement). Each Subordinated Lender and each Intercompany Obligor agrees that it shall not assign or delegate any of its obligations under this Agreement without the prior written consent of the Borrower, and any attempted assignment or delegation without such consent shall be void and of no effect.

SECTION 4.3. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(b) Each Subordinated Lender hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Borrower may otherwise have to bring any action or proceeding relating to this Agreement against any Subordinated Lender or its properties in the courts of any jurisdiction.

(c) Each Subordinated Lender hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each Subordinated Lender hereby irrevocably consents to service of process in the manner provided for notices in Section 4.1 hereto. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 4.4. Waivers; Amendment. No failure or delay of the Borrower in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power by the Borrower preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Borrower hereunder and instruments creating or securing its respective Senior Obligations are cumulative and are not exclusive of any other rights or remedies provided by law. Neither this Agreement nor any provision hereof may be waived, amended or modified except in accordance with Section 6.11 of the Credit Agreement pursuant to an agreement or agreements in writing entered into by the Borrower, each Subordinated Lender and each Intercompany Obligor intended to be bound thereby.

SECTION 4.5. Waiver of Claims. (a) To the maximum extent permitted by law, each Subordinated Lender waives any claim it might have against the Borrower with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Borrower or its directors, officers, employees, agents or affiliates with respect to any exercise of rights or remedies under the Loan Proceeds Note. Neither the Borrower nor any of its respective directors, officers, employees, agents or affiliates shall be liable for failure to demand, collect or realize upon any Loan Proceeds Note Guarantee or for any delay in doing so or shall be under any obligation to take any other action whatsoever with regard to the Loan Proceeds Note or any part thereof.

(b) Each Subordinated Lender, for itself and on behalf of its successors and assigns, hereby waives any and all now existing or hereafter arising rights it may have to require the Borrower to marshal assets for the benefit of such Subordinated Lender, or to otherwise direct the timing, order or manner of any enforcement of the Loan Proceeds Note. The Borrower is under no duty or obligation, and each Subordinated Lender hereby waives any right it may have to compel the Borrower, to pursue any Loan Proceeds Note Guarantor or other Person who may be liable for the Senior Obligations.

(c) Each Subordinated Lender hereby waives and releases all rights which a guarantor or surety with respect to the Senior Obligations could exercise.

(d) Each Subordinated Lender hereby waives any duty on the part of the Borrower to disclose to it any fact known or hereafter known by the Borrower relating to the operation or financial condition of any Intercompany Obligor or any Loan Proceeds Note Guarantor, or their respective businesses. Each Subordinated Lender enters into this Agreement based solely upon its independent knowledge of the applicable Intercompany Obligor’s results of operations, financial condition and business and such Subordinated Lender assumes full responsibility for obtaining any further or future information with respect to the applicable Intercompany Obligor or its results of operations, financial condition or business.

SECTION 4.6. Further Assurances. Each Subordinated Lender and each Intercompany Obligor, at its own expense and at any time from time to time, upon the written request of the Borrower, will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Borrower reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

SECTION 4.7. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Borrower on the one hand and the Subordinated Lenders and the Intercompany Obligors on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

SECTION 4.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 4.9. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument.

SECTION 4.11. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Additional Intercompany Obligors. Upon execution and delivery by, as applicable, any Subsidiary of Level 3 of an instrument in the form of Annex I attached hereto or otherwise in a form acceptable to the Borrower, such Subsidiary of Level 3 shall become an Intercompany Obligor hereunder with the same force and effect as if originally named as an Intercompany Obligor herein. The execution and delivery of any such instrument shall not require the consent of any other Intercompany Obligor hereunder. The rights and obligations of each Intercompany Obligor herein shall remain in full force and effect notwithstanding the addition of any Intercompany Obligor as a party to this Agreement.

SECTION 4.13. Additional Subordinated Lenders. Upon execution and delivery by any Subsidiary of Level 3 of an instrument in the form of Annex II attached hereto or otherwise in a form acceptable to the Borrower, such Subsidiary of Level 3 shall become a Subordinated Lender hereunder with the same force and effect as if originally named as a Subordinated Lender herein. The execution and delivery of any such instrument shall not require the consent of any other Subordinated Lender hereunder. The rights and obligations of each Subordinated Lender herein shall remain in full force and effect notwithstanding the addition of any Subordinated Lender as a party to this Agreement.

SECTION 4.14. Additional Offering Proceeds Notes. In the event Level 3 LLC, as an Intercompany Obligor, shall issue any intercompany demand note (an “Additional Offering Proceeds Note”) after the Effective Date to the Borrower or any other Subsidiary of Level 3 to evidence the receipt by Level 3 LLC of an advance by the Borrower or such Subsidiary of proceeds attributable to Indebtedness incurred pursuant to an offering of debt securities, Schedule I shall be deemed to have been supplemented to include such Additional Offering Proceeds Note (a) in the event such note has been issued in favor of a Subordinated Lender hereunder, upon execution and delivery of such note by Level 3 LLC or (b) in the event such note has been issued in favor of a Subsidiary of Level 3 that is not Subordinated Lender hereunder, (i) upon execution and delivery of such note by Level 3 LLC and (ii) upon the execution by such Subsidiary of an instrument in accordance with Section 4.13. All references herein to Schedule I shall be deemed to refer to such schedule as supplemented in accordance with this Section 4.14.

SECTION 4.15. Supersession and Replacement. This Agreement shall supersede and replace each of the Existing Offering Proceeds Note Subordination Agreements.

SECTION 4.16. Amendment to Existing Offering Proceeds Notes. (a) Each Offering Proceeds Note listed on Schedule I (including any amendment or supplement thereto) is hereby amended:

(i) to insert the following legend as the first paragraph of each such Offering Proceeds Note:

“Notwithstanding anything contained herein to the contrary, neither the principal of nor the interest on, nor any other amounts payable in respect of, the indebtedness created or evidenced by this instrument or record shall become due or be paid or payable, except to the extent permitted under the Omnibus Offering Proceeds Note Subordination Agreement dated March 13, 2007, among Level 3 Communications, Inc., any additional Subordinated Lenders party thereto, Level 3 Communications, LLC, any additional Intercompany Obligors party thereto and Level 3 Financing, Inc., which Omnibus Offering Proceeds Note Subordination Agreement is incorporated herein with the same effect as if fully set forth herein.”; and

(ii) to delete any comparable legend referring to any Existing Offering Proceeds Note Subordination Agreement already included in such Offering Proceeds Note, if any.

(b) The 2011 Floating Rate Offering Proceeds Note is hereby amended to replace the reference therein to “the Floating Rate Senior Notes due 2013” with “the Floating Rate Senior Notes due 2011”.

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IN WITNESS WHEREOF, Level 3, Level 3 LLC, as an Intercompany Obligor, the Borrower (in its capacity as a Subordinated Lender as obligee of the Offering Proceeds Notes) and the Borrower have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

LEVEL 3 COMMUNICATIONS, LLC,

By	/s/ Neil J. Eckstein
Name:	Neil J. Eckstein
Title:	Assistant Secretary

LEVEL 3 COMMUNICATIONS, INC.,

By	/s/ Robin E. Grey
Name:	Robin E. Grey
Title:	Senior Vice President

LEVEL 3 FINANCING, INC., in its capacity as a Subordinated Lender as obligee of the Offering Proceeds Notes

By	/s/ Sunit Patel
Name:	Sunit Patel
Title:	Chief Financial Officer

LEVEL 3 FINANCING, INC.,

By	/s/ Sunit Patel
Name:	Sunit Patel
Title:	Chief Financial Officer

OMNIBUS OFFERING PROCEEDS NOTE

SUBORDINATION AGREEMENT

Schedule I to the

Omnibus

Offering Proceeds Note

Subordination Agreement

Offering Proceeds Notes

1. The intercompany demand note dated October 1, 2003, in an initial principal amount equal to $500,000,000, issued by Level 3 Communications, LLC to Level 3 Financing, Inc., as it may be amended from time to time pursuant to Sections 301 and 1020 of the Indenture dated as of October 1, 2003, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee (the “10.75% Offering Proceeds Note”).

2. The intercompany demand note dated March 14, 2006, in an initial principal amount equal to $150,000,000, issued by Level 3 Communications, LLC to Level 3 Financing, Inc., as it may be amended from time to time pursuant to Sections 301 and 1020 of the Indenture dated as of March 14, 2006, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee (the “2011 Floating Rate Offering Proceeds Note”).

3. The intercompany demand note dated April 6, 2006, in an initial principal amount equal to $550,000,000, issued by Level 3 Communications, LLC to Level 3 Financing, Inc., as it may be amended from time to time pursuant to Sections 301 and 1020 of the Indenture dated as of March 14, 2006, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee (the “12.25% Offering Proceeds Note”).

4. The amended and restated intercompany demand note dated December 28, 2006, in an initial principal amount equal to $1,250,000,000, issued by Level 3 Communications, LLC to Level 3 Financing, Inc., as it may be amended from time to time pursuant to Sections 301 and 1020 of the Indenture dated as of October 30, 2006, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee (the “9.25% Offering Proceeds Note).

5. The intercompany demand note dated February 14, 2007, in an initial principal amount equal to $300,000,000, issued by Level 3 Communications, LLC to Level 3 Financing, Inc., as it may be amended from time to time pursuant to Sections 301 and 1020 of the Indenture dated as of February 14, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee (the “2015 Floating Rate Offering Proceeds Note”).

6. The intercompany demand note dated February 14, 2007, in an initial principal amount equal to $700,000,000, issued by Level 3 Communications, LLC to Level 3 Financing, Inc., as it may be amended from time to time pursuant to Sections 301 and 1020 of the Indenture dated as of February 14, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee (the “8.75% Offering Proceeds Note”).

Schedule II to the

Omnibus

Offering Proceeds Note

Subordination Agreement

Existing Offering Proceeds Note Subordination Agreements

1. The Offering Proceeds Note Subordination Agreement dated as of December 1, 2004, among Level 3 Financing, Inc., as issuer, Level 3 Communications, LLC, each Subordinated Borrower party thereto, each Subordinated Lender Party thereto and Level 3 Communications, Inc. (the “Existing 10.75% Proceeds Note Subordination Agreement”).

2. The Offering Proceeds Note Subordination Agreement dated as of March 14, 2006, among Level 3 Financing, Inc., as issuer, Level 3 Communications, LLC, each Subordinated Borrower party thereto, each Subordinated Lender Party thereto and Level 3 Communications, Inc. (the “Existing 2011 Floating Rate Proceeds Note Subordination Agreement”).

3. The Offering Proceeds Note Subordination Agreement dated as of March 14, 2006, among Level 3 Financing, Inc., as issuer, Level 3 Communications, LLC, each Subordinated Borrower party thereto, each Subordinated Lender Party thereto and Level 3 Communications, Inc. (the “Existing 12.25% Proceeds Note Subordination Agreement”).

4. The Offering Proceeds Note Subordination Agreement dated as of October 30, 2006, among Level 3 Financing, Inc., as issuer, Level 3 Communications, LLC, each Subordinated Borrower party thereto, each Subordinated Lender Party thereto and Level 3 Communications, Inc. (the “Existing 9.25% Proceeds Note Subordination Agreement”).

5. The Offering Proceeds Note Subordination Agreement dated as of February 14, 2007, among Level 3 Financing, Inc., as issuer, Level 3 Communications, LLC, each Subordinated Borrower party thereto, each Subordinated Lender Party thereto and Level 3 Communications, Inc. (the “Existing 2015 Floating Rate Proceeds Note Subordination Agreement”).

6. The Offering Proceeds Note Subordination Agreement dated as of February 14, 2007, among Level 3 Financing, Inc., as issuer, Level 3 Communications, LLC, each Subordinated Borrower party thereto, each Subordinated Lender Party thereto and Level 3 Communications, Inc. (the “Existing 8.75% Proceeds Note Subordination Agreement”).

Annex I to the

Omnibus

Offering Proceeds Note

Subordination Agreement

SUPPLEMENT NO. [        ] dated as of [                    ] to the Omnibus Offering Proceeds Note Subordination Agreement dated as of March 13, 2007 (the “Omnibus Offering Proceeds Note Subordination Agreement”), among LEVEL 3 COMMUNICATIONS, INC. (“Level 3”), LEVEL 3 COMMUNICATIONS, LLC (“Level 3 LLC”), LEVEL 3 FINANCING, INC. (the “Borrower”), each Subsidiary of Level 3 becoming a party thereto pursuant to Section 4.12 thereof (each such Subsidiary and Level 3 LLC, a “Intercompany Obligor”), and each Subsidiary of Level 3 becoming a party thereto pursuant to Section 4.13 thereof (each such Subsidiary, Level 3 and the Borrower, a “Subordinated Lender”).

Reference is made to the Omnibus Offering Proceeds Note Subordination Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Omnibus Offering Proceeds Note Subordination Agreement.

Section 4.12 of the Omnibus Offering Proceeds Note Subordination Agreement provides that a Subsidiary of Level 3 may become an Intercompany Obligor under the Omnibus Offering Proceeds Note Subordination Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Level 3 (the “New Intercompany Obligor”) is executing this Supplement to become an Intercompany Obligor under the Omnibus Offering Proceeds Note Subordination Agreement in order to comply with the terms of the Credit Agreement and as consideration for amounts previously advanced to the Borrower under the Credit Agreement.

Accordingly, the New Intercompany Obligor agrees as follows:

In accordance with Section 4.12 of the Omnibus Offering Proceeds Note Subordination Agreement, the New Intercompany Obligor by its signature below becomes an Intercompany Obligor under the Omnibus Offering Proceeds Note Subordination Agreement with the same force and effect as if originally named therein as an Intercompany Obligor and the New Intercompany Obligor hereby agrees to all the terms and provisions of the Omnibus Offering Proceeds Note Subordination Agreement applicable to it as an Intercompany Obligor thereunder. Each reference to an “Intercompany Obligor” in the Omnibus Offering Proceeds Note Subordination Agreement shall be deemed to include the New Intercompany Obligor. The Omnibus Offering Proceeds Note Subordination Agreement is hereby incorporated herein by reference.

The New Intercompany Obligor represents and warrants to the Borrower that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. This Supplement shall become effective when the Borrower shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Intercompany Obligor and the Borrower. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

Except as expressly supplemented hereby and pursuant to any other supplement contemplated by Section 4.12 or 4.13 of the Omnibus Offering Proceeds Note Subordination Agreement, the Omnibus Offering Proceeds Note Subordination Agreement shall remain in full force and effect.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

All communications and notices hereunder shall be in writing and given as provided in Section 4.1 of the Omnibus Offering Proceeds Note Subordination Agreement. All communications and notices hereunder to the New Intercompany Obligor shall be given to it in care of the Borrower.

2

IN WITNESS WHEREOF, the New Intercompany Obligor and the Borrower have duly executed this Supplement to the Omnibus Offering Proceeds Note Subordination Agreement as of the day and year first above written.

[NAME OF NEW INTERCOMPANY OBLIGOR],

By
Name:
Title:

LEVEL 3 FINANCING, INC.,

By
Name:
Title:

Annex II to the

Omnibus

Offering Proceeds Note

Subordination Agreement

SUPPLEMENT NO. [        ] dated as of [                    ] to the Omnibus Offering Proceeds Note Subordination Agreement dated as of March 13, 2007 (the “Omnibus Offering Proceeds Note Subordination Agreement”), among LEVEL 3 COMMUNICATIONS, INC. (“Level 3”), LEVEL 3 COMMUNICATIONS, LLC (“Level 3 LLC”), LEVEL 3 FINANCING, INC. (the “Borrower”), each Subsidiary of Level 3 becoming a party thereto pursuant to Section 4.12 thereof (each such Subsidiary and Level 3 LLC, a “Intercompany Obligor”), and each Subsidiary of Level 3 becoming a party thereto pursuant to Section 4.13 thereof (each such Subsidiary, Level 3 and the Borrower, a “Subordinated Lender”).

Reference is made to the Offering Proceeds Note Subordination Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Offering Proceeds Note Subordination Agreement.

Section 4.13 of the Offering Proceeds Note Subordination Agreement provides that a Subsidiary of Level 3 may become a Subordinated Lender under the Offering Proceeds Note Subordination Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Level 3 (the “New Subordinated Lender”) is executing this Supplement to become a Subordinated Lender under the Offering Proceeds Note Subordination Agreement in order to comply with the terms of the Credit Agreement and as consideration for amounts previously advanced to the Borrower under the Credit Agreement.

Accordingly, the New Subordinated Lender agrees as follows:

In accordance with Section 4.13 of the Offering Proceeds Note Subordination Agreement, the New Subordinated Lender by its signature below becomes a Subordinated Lender under the Offering Proceeds Note Subordination Agreement with the same force and effect as if originally named therein as a Subordinated Lender and the New Subordinated Lender hereby (a) agrees to all the terms and provisions of the Offering Proceeds Note Subordination Agreement applicable to it as a Subordinated Lender thereunder and (b) represents and warrants that the representations and warranties made by it as a Subordinated Lender thereunder are true and correct on and as of the date hereof. Each reference to a “Subordinated Lender” in the Offering Proceeds Note Subordination Agreement shall be deemed to include the New Subordinated Lender. The Offering Proceeds Note Subordination Agreement is hereby incorporated herein by reference.

The New Subordinated Lender represents and warrants to the Borrower that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. This Supplement shall become effective when the Borrower shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subordinated Lender and the Borrower. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

Except as expressly supplemented hereby and pursuant to any other supplement contemplated by Section 4.12 or 4.13 of the Offering Proceeds Note Subordination Agreement, the Offering Proceeds Note Subordination Agreement shall remain in full force and effect.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

All communications and notices hereunder shall be in writing and given as provided in Section 4.1 of the Offering Proceeds Note Subordination Agreement. All communications and notices hereunder to the New Subordinated Lender shall be given to it in care of the Borrower.

2

IN WITNESS WHEREOF, the New Subordinated Lender and the Borrower have duly executed this Supplement to the Offering Proceeds Note Subordination Agreement as of the day and year first above written.

[NAME OF NEW SUBORDINATED LENDER]

By
Name:
Title:

LEVEL 3 FINANCING, INC.,

By
Name:
Title:

3